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                           WFASC MORTGAGE LOAN POOL
                      20-YEAR THROUGH 30-YEAR FIXED RATE
                             RELOCATION MORTGAGES
                             WFASC SERIES 2000-10
                           POOL PROFILE (9/13/2000)

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                                        -----------------     -----------------
                                               BID                TOLERANCE
                                        -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                 $175,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Oct-00
INTEREST RATE RANGE                     6.500% -  9.250%
GROSS WAC                                          7.78%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      359          (+/- 2 month)

WALTV                                                77%          (maximum 80%)

CALIFORNIA %                                         21%          (maximum 25%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 2%          (maximum  6%)

AVERAGE LOAN BALANCE                            $372,582     (maximum $390,000)
LARGEST INDIVIDUAL LOAN BALANCE                 $999,329   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  0%          (maximum  4%)

PRIMARY RESIDENCE %                                 100%          (minimum 96%)

SINGLE-FAMILY DETACHED %                             96%          (minimum 92%)

FULL DOCUMENTATION %                                 24%          (minimum 20%)

PREPAYMENT PENALTY %                                  0%           (maximum 4%)

UNINSURED > 80% LTV %                                16%          (maximum 20%)

TEMPORARY BUYDOWNS                                    0%          (maximum  4%)

WTD. AVERAGE FICO RAW SCORE                          741          (minimum 735)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFASC SERIES 2000-10
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Wells Fargo

PASS THRU RATE                                         7.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.08%

PRICING DATE                                       13-Sep-00

FINAL STRUCTURE DUE DATE                           10-Oct-00          9:00 AM

SETTLEMENT DATE                                    30-Oct-00

ASSUMED SUB LEVELS                                       AAA           2.900%
                                                          AA           1.150%
                                                           A           0.750%
                                                         BBB           0.500%
                                                          BB           0.250%
                                                           B           0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFASC may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-10. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFASC CONTACTS                             Brad Davis (301) 846-8009
                                           Lori Maller (301) 846-8185


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